1301 East Ninth Street- Suite 1005
Cleveland, OH44114
(800) 394-5064 http://www.ameristock.com

SEMI-ANNUAL REPORT

December 31, 1999

Expectations, Technology, In Summary

The total return for the Ameristock Mutual Fund was 2.7% for 1999. (Annualized total return for 3 years was 21.1%, and since inception was 23.9%). Ameristock under-performed the S&P500 by 18.3%, which was up 21.0% this year. In the June Annual Report I wrote "As long as growth and "dot.com" type companies continue to shine, Ameristock will lag." As you can clearly see, this has been the case.

Nonetheless, we promise to continue our consistent philosophy and consistent value investing style no matter what.

Expectations

Ameristock received some tremendous write-ups in the financial papers over the past 12 months. This publicity has helped propel our assets from $35 million on Dec 31, 1998 to $103 million today. While we appreciate people finding out about our little no-load, value-based, large-cap. equity-income fund, many people who read the magazines and see the historical performance numbers think that life is linear and that past performance can be duplicated. It cannot.

It is these same people who jump from fund to fund chasing performance. Ameristock investors know that value investing is a long run proposition.

In the long run (100 years), stocks in general have returned, on average, about 8-12% per year. This includes great years like those Ameristock experienced from 1995 to 1998, when we were up 20-30% per year, as well as down years like 1929 and 1974. I am satisfied with the return of 2.7% we achieved this year because I am a long run portfolio manager and know that, over time, returns revert toward the average. If we can achieve the average long run return of the market and do it with less volatility than the market in general, our goals (and hopefully yours) will have been met.

As always, we will make every effort to continue to hold down total expenses, keep brokerage commissions and taxes to a minimum, and not chase the latest hot sector.

Technology

Technology, computers and the internet are great. We could not run Ameristock with as few human resources as we do without the productivity they provide. Over the course of our lifetimes, technology has been and will continue to be a catalyst for change. However, computers and the internet are just tools for improving our lives as are cars, telephones, and air conditioning were when they were the latest technology.

We are firm believers that computers will become faster and cheaper and communication bandwidth will increase and also become less expensive. Ameristock benefits directly from these trends by owning Intel and AT&T among other companies in the portfolio. One company we do not own that is in the forefront of these trends is Cisco Systems. Cisco is the third largest company in the S&P500 today (by market capitalization) and has increased in value by 131% in 1999 alone. It is a great company that we would love to own AT THE RIGHT PRICE. Its price today is not right for a value fund; we think it is overvalued in the market and carries with it a lot of very optimistic assumptions about future growth.

But instead of just bad-mouthing Cisco, let’s run an optimistic scenario that: 1) assumes sales grow at the three year average net income growth rate of 33% every year for the next 15 years; 2) assumes net margin remains at 15% and; 3) that Cisco has a P/E of 25 (it’s over 183 today and the market’s P/E is about 32, both historically very high). Cisco does not pay a dividend.

This means that Cisco’s sales will increase from $13.4 billion today to $965.8 billion in 2014 and its market capitalization would be $3,622 billion ($3.6 trillion, or about 20% of GNP assuming GNP grows at 5% a year).

	Sales	*	Margin	*	P/E	=	Market Size
Today	$ 13.4		15%		183		$ 368
Year 15	965.8		15%		25		3,622

Now, if you were to take the internal rate of return over 15 years given the following start and end market size values:

Start (Today)                                 End (Year 15)

$368                                             $3,622

You would get an annualized rate of return of:           16.5% = ( (3,622/368)^ (1/15) ) -1

Not much return, given the generous growth rates assumed.

Changing sales growth to 25% a year yields an annualized return of 9.5%. And at only 15% yearly sales growth, annualized return would be all of 0.7%. Cisco, Yahoo, AOL, Amazon.com and others are not only priced for a rosy tomorrow, but for the hereafter as well.

So, while we love technology and use it every day, in the long run value stocks (like the ones Ameristock owns) will rebound.  In the short run (1999 for example), Ameristock will lag the market as long as technology is in vogue or until the dot-coms get their dot-comeuppance.

In Summary

In the last Annual Report I recommended that over the course of the business cycle, your portfolio should be from 20% to 40% in large capitalization equities like the ones Ameristock invests in and that "Now is the time to be at 20%". This belief has not changed.

When you call the (800) 394-5064 phone number, a machine that gives you four choices will greet you:

             #1 Ameristock’s Daily Net Asset Value. (A recording).
             #2 To request Prospectuses and Applications ONLY. (An answering service).
             #3 If you have a question about your account, want to establish automatic investing, want to redeem shares.
                      (Our transfer agent, Mutual Shareholder Services).
                 #4 If you have a question about the Fund or have any problems. (The investment management company).

Ameristock is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.

Nicholas D. Gerber (January 7, 2000)

[GRAPH]

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund’s portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Average Annual Total Returns
Periods Ended December 31, 1999

	1 Year	Since Inception
Ameristock Mutual Fund	2.7%	23.9%
S&P500 Index	21.0%	25.7%
Ameristock Mutual Fund
Schedule of Investments
December 31, 1999
Market
Industry			Company	Symbol	Value
Automotive	7.98%		Ford Motor Co.	F	$ 4,628,221
			General Motors Corp.	GM	$ 3,577,678
Broadcasting &
Entertainment	0.20%		Disney Co. (Walt)	DIS	$ 206,797
Capital Goods	4.17%		Boeing Co.	BA	$ 534,493
			Caterpillar	CAT	$ 3,124,950
			General Electric	GE	$ 634,475
Chemicals & Fertilizer	4.46%		Du Pont de Nemours & Co.	DD	$ 2,345,150
			Dow Chemical	DOW	$ 2,239,555
Consumer Staples	11.37%		Coca- Cola Co.	KO	$ 488,135
			McDonalds Corp.	MCD	$ 233,812
			Philip Morris	MO	$ 2,223,913
			Pepsico	PEP	$ 4,581,090
			Proctor & Gamble Co.	PG	$ 503,988
			Sara Lee Corp.	SLE	$ 3,660,169
Diversified	2.18%		Minnesota Mining & Mfg.	MMM	$ 2,237,423
Electronics	7.99%		Delphi Automotive Systems	DPH	$ 541,815
			Hewlett Packard Co.	HWP	$ 1,914,150
			International Business Machines	IBM	$ 3,412,800
			Intel Corp.	INTC	$ 2,352,491
Financial Services	23.23%		Allstate Corp.	ALL	$ 2,601,600
			American International Group	AIG	$ 474,344
			Associates First Capital Corp.	AFS	$ 703,991
			Bank of America	BAC	$ 1,589,789
			CitiGroup	C	$ 2,409,301
			Fannie Mae	FNM	$ 4,193,926
			First Union	FTU	$ 3,773,437
			Merrill Lynch	MER	$ 584,500
			PNC Bank Corp.	PNC	$ 3,902,650
			Washington Mutual Inc.	WMT	$ 3,666,000
Healthcare (Products)	7.16%		Abbott Labs	ABT	$ 1,944,897
			American Home Products	AHP	$ 1,183,125
			Bristol Myers Squibb	BMY	$ 1,761,305
			Johnson & Johnson	JNJ	$ 590,412
			Merck & Co.	MRK	$ 1,404,289
			Pfizer Inc.	PFE	$ 476,183
Oil & Gas	5.11%		BPAmoco (ADR's)	BPA	$ 498,699
			Chevron	CHV	$ 2,122,312
			ExxonMobil	XOM	$ 612,275
			Texaco	TX	$ 2,020,425
Retailing	6.23%		Home Depot Inc.	HD	$ 794,982
			Sears Roebuck & Co.	S	$ 4,900,438
			Wal-Mart Stores	WMT	$ 711,988
Software	0.76%		Microsoft Corp.*	MSFT	$ 779,890
Telecommunications	10.46%		Bell Atlantic Corp.	BEL	$ 1,670,806
			Bellsouth Corp.	BLS	$ 1,072,006
			GTE Corp.	GTE	$ 3,335,489
			SBC Commuications	SBC	$ 3,760,721
			AT& T Corp.	T	$ 912,238
Total Common Stocks:	91.28%		(Cost $93,003,818)		$ 93,893,123
Total Investments					$ 93,893,123
Other Assets Less Liabilities		8.72%			$ 8,971,052
Net Assets: 100%	Equivalent to $35.11 per share on 2,929,646
	Shares of Capital Stock Outstanding				$ 102,864,175
* Non-Income Producing
The accompanying notes are an integral part of the financial statements

Ameristock Mutual Fund
Statement of Assets and Liabilities
December 31, 1999

Assets:
Investment Securities at Market Value
(Identified Cost- $93,003,818)	$ 93,893,123
Cash	$ 8,718,537
Accounts Receivables
Dividends	$ 194,492
Fund Shares Sold	$ 61,075
Total Assets:	$ 102,867,227

Liabilities:
Accounts Payable
Accrued Management Fee	$ 3,052
Total Liabilities:	$ 3,052

Net Assets	$ 102,864,175

Net Assets Consist of:
Capital Paid In	$ 100,129,649
Accumulated Undistributed Net Investment Income	$ (18,101)
Accumulated Undistributed Net Capital Gain	$ 1,863,322
Accumulated Unrealized Appreciation in Value of
Investments Based on Identified Cost- Net	$ 889,305
NET ASSETS FOR 2,929,646 SHARES OUTSTANDING	$ 102,864,175

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
PRICE PER SHARE ($102,864,175/ 2,929,646)	$ 35.11

The accompanying notes are an integral
part of the financial statements
Ameristock Mutual Fund
Statement of Operations
Six Months Ending December 31, 1999

Investment Income:
Dividends	$ 1,111,297
Interest	$ 163,898
Other	$ 1,380
Total Investment Income	$ 1,276,575

Expenses:
Management Fee	$ 547,669
Tax Expense	$ -
Total Expenses	$ 547,669

Net Investment Income	$ 728,906

Realized and Unrealized Gain on Investments
Net Realized Gain (Loss) on Investments	$ 1,755,970
Net Change in Unrealized Appreciation
(Depreciation) on Investments	$ (11,652,916)
Net Realized and Unrealized Gain (Loss)
On Investments	$ (9,896,946)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ (9,168,040)

The accompanying notes are an integral
part of the financial statements

Ameristock Mutual Fund
Statement of Changes in Net Assets

	July 1, 1999 to	July 1, 1998 to
	31-Dec-99	June 30, 1999

From Operations:
Net Investment Income	$ 728,906	$ 593,492
Net Realized Gain (Loss)	$ 1,755,970	$ 1,089,201
Net Change in Unrealized Appreciation
(Depreciation) on Investments	$ (11,652,916)	$ 9,418,848
	$ (9,168,040)	$ 11,101,541

Distributions to Shareholders:
Ordinary Income	$ (1,171,494)	$ (238,477)
Capital Gains	$ (947,523)	$ (215,071)
	$ (2,119,017)	$ (453,548)

From Capital Share Transactions:
Proceeds from 1,287,926 Shares Issued	$ 47,963,933	$ 124,983,101
Net Asset Value of 41,664 Shares Issued
from Reinvestment of Dividends	$ 1,468,235	$ 306,145
Cost of 1,334,665 Shares Redeemed	$ (49,425,809)	$ (34,545,669)
	$ 6,359	$ 90,743,577

Net Increase in Net Assets	$ (11,280,698)	$ 101,391,570
Net Assets at Beginning of Period	$ 114,144,873	$ 12,753,303
Net Assets at End of Period (including	$ (11,280,698)
Undistributed Net Investment Income of $424,487	$ (0)	$ (101,391,570)
and $69,472 respectively)	$ 102,864,175	$ 114,144,873

The accompanying notes are an integral
part of the financial statements

				Ameristock Mutual Fund
				Financial Highlights

Selected Data for a Share of Common Stock	Jul 1, 99 to		Jul 1, 98 to	Jul 1, 97 to	Jul 1, 96 to	Aug 31, 95 to
Outstanding Throughout the Period	31-Dec-99		30-Jun-99	30-Jun-98	30-Jun-97	30-Jun- 96 (1)

Net Asset Value at Beginning of Period	$ 38.89		$ 31.48	$ 25.06	$ 19.03	$ 15.00
Net Investment Income	$ 0.24		$ 0.44	$ 0.41	$ 0.52	$ 0.43
Net Gains (Losses) on Securities- Realized
and Unrealized	$ (3.27)		$ 7.41	$ 7.26	$ 5.94	$ 3.78
Total From Investment Operations	$ 35.87		$ 39.33	$ 32.73	$ 25.49	$ 19.21
Dividend Distribution
Net Investment Income	$ (0.42)		$ (0.22)	$ (0.42)	$ (0.39)	$ (0.18)
Capital Gains	$ (0.34)		$ (0.22)	$ (0.83)	$ (0.04)	$ -
Total Distributions	$ (0.76)		$ (0.44)	$ (1.25)	$ (0.43)	$ (0.18)
Net Asset Value at End of Period	$ 35.11		$ 38.89	$ 31.48	$ 25.06	$ 19.03

Total Return	-7.77%		24.94%	30.61%	33.95%	33.70%*

Ratios/ Supplemental Data
Net Assets End of Period (millions)	$ 102.86		$ 114.14	$ 12.75	$ 6.64	$ 2.23
Ratio of Expenses to Average Net Assets
Prior to Reimbursement	0.99%	*	0.96%	0.95%	1.06%	0.90% (1)*
After Reimbursement	0.99%	*	0.94%	0.90%	0.56%	0.00%*
Ratio of Net Income to Average Net Assets
Prior to Reimbursement	1.32%	*	1.20%	1.43%	1.89%	1.47%*
After Reimbursement	1.32%	*	1.22%	1.48%	2.39%	2.90% (1)*
Portfolio Turnover Rate	17.70%		9.22%	11.85%	21.48%	7.43%

(1) From Inception of Investment Activity (8/31/95)
* Annualized

				The accompanying notes are an integral
				part of the financial statements

AMERISTOCK MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

      SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

        INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

        ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $547,669 during the six months ending December 31, 1999. During the Fund's initial year, the Advisor had paid all Fund expenses.

3.) RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 18% of the Fund's stock is controlled by National Financial Services Corp. 6% of the Fund's stock is controlled by FTC & Company. 11% of the Fund is controlled by National Investors Services Corp. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies can be deemed as controlling persons.

AMERISTOCK MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS (CONT'D)

December 31, 1999

4.) CAPITAL STOCK AND DISTRIBUTION
At December 31, 1999, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $100,123,290. Transactions in common stock were as follows:

Shares sold.............................	1,287,926
Shares issued to shareholders in
reinvestment of dividends	41,664
1,329,590
Shares redeemed..........	(1,334,665)
Net increase.............................	(5075)
Shares Outstanding:
Beginning of period................	2,934,721
End of period...........................	2,929,646

5.) PURCHASES AND SALES OF SECURITIES
During the twelve months ended December 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $20,355,958 and $18,198,294 respectively.

6.) FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 1999.

7.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$10,797,334	$(9,908,029)	$889,305

8 ) DISTRIBUTIONS
During the six months ended December 31, 1999, distributions of $1,171,494 were paid from net investment income and $947,523 were paid from realized short and long term capital gains.